UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2008

Pipex Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	01-12584 (Commission File Number)	13-3808303 (IRS Employer Identification Number)

3930 Varsity Drive

Ann Arbor, MI 48108

(Address of principal executive offices) (Zip Code)

(734) 332-7800

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 29, 2008, the Registrant issued a press release reporting that it had received notice from the FDA that the Registrant’s previously filed New Drug Application (NDA) for oral tetrathiomolybdate (COPREXA) has several areas of deficiencies, and that the FDA has therefore not accepted the NDA filing for further review as submitted. The press release is furnished as an exhibit to this current report.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
Exhibit No.	Description
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPEX PHARMACEUTICALS, INC.

Dated: January 29, 2008	By: /s/ Steve H. Kanzer	.
Steve H. Kanzer
Chairman and Chief Executive Officer